Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 1 Insight Enterprises, Inc. Second Quarter 2022 Earnings Conference Call and Webcast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 2 Disclosures • Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to coronavirus strain COVID-19 (“COVID-19”), our future responses to and the impact of COVID-19 on our Company, our expectations about future financial results, our expectations regarding current supply constraints, our expectations regarding backlog shipments, future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. The Company undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. • Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. • Constant currency In some instances, the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 3 Table of Contents • The Insight Way • Areas of Expertise • Solutions at Work • Second Quarter 2022 Highlights and Performance • Liquidity and Debt Covenants • 2022 Outlook • Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 4 THE INSIGHT WAY

Well Positioned to Help Organizations

Modern Workplace

Create a productive, flexible and secure workplace.

Modern Apps

Create new product experiences and transform legacy applications to drive increased business value.

Modern Infrastructure

Architect and modernize multicloud and networking solutions to drive business transformation.



Our
expertise

Intelligent Edge

Gather and utilize data in the most efficient way possible to enable real-time decision-making and affect pivotal outcomes.

Data and AI

Leverage analytics and AI to transform business operations and user experiences.

Cybersecurity

Mitigate risks and secure business assets.

Our services

Consulting Services

Create competitive advantage and improve operations by aligning business goals to IT and product strategies.

Hardware, Software and Lifecycle Services

Simplify supply chain and streamline costs across the global hardware and software lifecycle.

Managed Services

Eliminate business disruption and strategically align resources.

Insight.

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State-of-the-Art Data Center to Support Expanding Business Needs

The challenge:

- Design and build a new data center
- Improve business operations, enhance security, scalability and performance
- Maintain 24x7 online access during transition
- Lower the total cost of ownership

The solution:

- Deployed a team of 30 experts with over 120 different certifications
- Used SnapStart™ to map on- and off-premises data centers
- Migrated and consolidated databases to Microsoft Azure
- Segmented datacenter workloads to enhance security and resiliency

The results:

- ~$3 million in cost savings
- No disruption during datacenter transition
- Enhanced security and resiliency
- Remain engaged with Client to evaluate a business continuity and disaster recovery program

Insight

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 7 Leader in Vocational Education Adopts Cloud to Prepare for Future The challenge: The results: • Enhance client and student experience across 500,000 students spread over 140 locations • Improve overall data analytics • Meet government regulatory-compliance requirements The solution: • Migrated disparate data sources to the cloud • Leveraged Windows Virtual Desktop to transition courses to online learning • Designed an application to survey students to assist with course planning • Developed analytics to measure student, teacher and course engagement • Deployed integrated metrics to assess profitability and effectiveness of course offerings • $10 million of benefits over 2 years • 50% reduction (3 months to 6 weeks) in planning efforts • Higher student and teacher satisfaction scores • Remain engaged with Client to implement advanced analytics and AI

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 8Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. Q2 2022 Performance * For the twelve months ended June 30, 2022 ** Reference “Constant currency” section on slide 2 of this presentation *** See Appendix for reconciliation of non-GAAP measures $2.7B NET SALES increase of 23% constant currency up 26%** MARGINS & METRICS GROSS MARGIN 16.0% down (40 bps) ADJUSTED SG&A*** AS A PERCENT OF NET SALES 10.8% down -130bps adjusted*** GAAP 11.2%, down -120bps ADJUSTED SG&A*** AS A PERCENT OF GROSS PROFIT 67.6% down -570bps adjusted*** GAAP 70%, down -570bps ADJUSTED EFO*** MARGIN 5.2% up 80bps GAAP 4.7%, up 70bps $438M GROSS PROFIT increase of 19% 48% services as a percent of total gross profit* 19% cloud as a percent of total gross profit* SERVICE DELIVERY SCALE HEADCOUNT Consulting, Managed, and Lifecycle Services >5,000 CASH FLOWS AND CASH CYCLE CASH CONVERSION CYCLE 48 DAYS up 15 days NET CASH FROM OPERATIONS $(442)M Days sales outstanding (DSO) -4 days Days inventory outstanding (DIO) 5 days Days purchases outstanding (DPO) -14 days Record second quarter for revenue, gross profit, Adjusted earnings from operations and Adjusted diluted earnings per share EARNINGS ADJUSTED EARNINGS FROM OPERATIONS (EFO)*** $142M increase of 45% ADJUSTED DILUTED EARNINGS PER SHARE (DEPS)*** $2.78 increase of 46% SEGMENTS NORTH AMERICA EMEA** APAC** $2.2B increase of 28% NET SALES ADJUSTED EFO***GROSS PROFIT $426M increase of 26% $350M increase of 14% $116M increase of 60% $70M increase of 53% $70M increase of 35% $18M increase of 6% $7M increase of 4% $19M increase of 41%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 9 $367 $365 $385 $379 $438 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 $1,264 $1,295 $1,300 $1,306 $1,348 $1,405 $1,448 $1,495 $1,566 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 $2.2 $2.4 $2.6 $2.7 $2.7 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 $8.3 $8.3 $8.3 $8.4 $8.7 $9.2 $9.4 $9.9 $10.4 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 $USD in billions Trailing twelve months $2.7B NET SALES increase of 23% y/y constant currency up 26%** $438M GROSS PROFIT increase of 19% y/y $USD in billions $10.4B* increase of 20% y/y * For the twelve months ended June 30, 2022 ** Reference “Constant currency” section on slide 2 of this presentation $1.6B* increase of 16% y/y Trailing twelve months $USD in millions $USD in millions

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 10 $193 $170 $185 $176 $225 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 $589 $609 $625 $637 $661 $685 $708 $724 $756 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 $340 $323 $352 $341 $394 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 $1,130 $1,161 $1,168 $1,173 $1,217 $1,266 $1,316 $1,357 $1,410 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 $USD in millions Trailing twelve months $USD in millions Trailing twelve months SERVICES REVENUE $394M increase of 16% y/y $225M increase of 16% y/y $1.4B* increase of 16% y/y $756M* increase of 14% y/y * For the twelve months ended June 30, 2022 $USD in millions $USD in millions SERVICES GROSS PROFIT

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 11 $USD in millions Trailing twelve months $56M INSIGHT CORE SERVICES GROSS PROFIT increase of 12% y/y $103M CLOUD GROSS PROFIT increase of 30% y/y $USD in millions $203M* increase of 17% y/y * For the twelve months ended June 30, 2022 ** Reference “Constant currency” section on slide 2 of this presentation $294M* increase of 19% y/y Trailing twelve months $USD in millions $USD in millions

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 12 $USD in millions Trailing twelve months $USD in millions Trailing twelve months EARNINGS $142M increase of 45% y/y $2.78 increase of 46% y/y $428M* increase of 30% y/y $8.49* increase of 34% y/y * For the twelve months ended June 30, 2022 ** See Appendix for reconciliation of non-GAAP measures ADJUSTED EARNINGS FROM OPERATIONS (EFO)** ADJUSTED DILUTED EARNINGS PER SHARE (DEPS)**

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 13 Liquidity and Debt Covenants ** Tax Expense plus Interest Expense less non-cash imputed interest under the Company’s inventory financing facilities and the Company’s convertible notes. * “Other” includes (i) severance and restructuring expenses, net, (ii) acquisition and integration related expenses, and (iii) impairment of property and equipment, as applicable. Twelve Months Ended June 30, US Dollar in $000s 2022 2021 Adjusted Consolidated EBITDA Net income $ 263,431 $ 194,023 Interest expense 39,366 39,495 Taxes 88,404 64,165 Depreciation and amortization of property and equipment 21,927 25,913 Amortization of intangible assets 31,765 33,522 Non-cash stock-based compensation 19,260 19,861 Other* 9,996 (3,566) Adjusted consolidated EBITDA $ 474,149 $ 373,413 Less: Capital expenditures (82,498) (26,527) Adjusted consolidated EBITDA for FCCR Ratio $ 391,651 $ 346,886 Taxes and interest** $ 104,012 $ 77,586 Fixed Charge Coverage Ratio 3.8 4.5 3.77x 2.25x

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 14 Full Year 2022 Outlook - Update Other Assumptions and Exclusions: • Excludes acquisition related intangibles amortization expense of approximately $34 million (posted on website) • Excludes acquisition related or severance and restructuring and transformation expenses • No significant change in our debt instruments Adjusted diluted earnings per share excludes severance and restructuring expense and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings and diluted earnings per share, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings and diluted earnings per share. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2022 forecast. Assumptions: As of August 4, 2022 As of May 5, 2022 Full year net sales growth (% over prior year) Low double digit Low double digit Interest expense $30 - $35 million $30 - $35 million Effective tax rate 25% - 26% 24% - 25% Adjusted diluted EPS* $8.55 - $8.75 $7.95 - $8.15 Average share count 35.4 million 35.6 million Capital expenditures $65 - $70 million $65 - $70 million

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 16 Q2 2022 YTD | Financial Performance Six Months Ended June 30, US Dollar in $000s, unless highlighted as constant currency* 2022 2021 Change Consolidated IEI Net sales $ 5,394,227 $ 4,422,569 22% Net sales, constant currency 27% Product net sales $ 4,659,529 $ 3,782,198 23% Services net sales $ 734,698 $ 640,371 15% Gross profit $ 816,750 $ 698,157 17% Gross margin 15.1% 15.8% (70 bps) Gross profit, constant currency 19% Product gross profit $ 416,425 $ 345,211 21% Services gross profit $ 400,325 $ 352,946 13% Selling, general, and administrative expenses $ 603,641 $ 548,277 10% Selling, general, and administrative expenses, constant currency 12% Adjusted selling, general, and administrative expenses** $ 585,499 $ 532,168 10% Adjusted selling, general, and administrative expenses**, constant currency 12% GAAP earnings from operations $ 209,405 $ 155,493 35% Adjusted earnings from operations** $ 231,251 $ 165,989 39% GAAP diluted earnings per share $ 3.95 $ 2.76 43% Adjusted diluted earnings per share** $ 4.60 $ 3.21 43% * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures

Consolidated IEI Financial Metrics

Three Months Ended	Q2-21	Q3-21	Q4-21	Q1-22	Q2-22
Net Sales YoY	13%	26%	12%	21%	23%
Gross margin	16.4%	14.9%	15.0%	14.3%	16.0%
GAAP EFO	$88.5	$83.2	$93.4	$79.8	$129.6
GAAP EFO YoY	19%	35%	12%	19%	46%
GAAP EFO Margin	4.0%	3.4%	3.6%	3.0%	4.7%
Adjusted EFO*	$97.7	$93.5	$102.9	$89.6	$141.7
Adjusted EFO YoY	6%	30%	12%	31%	45%
Adjusted EFO Margin*	4.4%	3.8%	4.0%	3.4%	5.2%
GAAP Diluted EPS	$1.58	$1.51	$1.69	$1.53	$2.42
GAAP Diluted EPS YoY	20%	37%	13%	30%	53%
Adjusted Diluted EPS*	$1.91	$1.87	$2.03	$1.81	$2.78
Adjusted Diluted EPS YoY	9%	36%	15%	39%	46%

Trailing Twelve Months	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21	Q3-21	Q4-21	Q1-22	Q2-22
Net Sales YoY	19%	16%	8%	2%	4%	10%	13%	18%	20%
Gross margin	15.2%	15.6%	15.6%	15.6%	15.6%	15.4%	15.4%	15.2%	15.0%
GAAP EFO	$238.5	$255.5	$271.6	$285.7	$300.0	$321.7	$332.1	$344.9	$386.0
GAAP EFO YoY	—%	10%	13%	21%	26%	26%	22%	21%	29%
GAAP EFO Margin	2.9%	3.1%	3.3%	3.4%	3.5%	3.5%	3.5%	3.5%	3.7%
Adjusted EFO*	$299.2	$312.2	$322.4	$324.1	$330.0	$351.7	$362.5	$383.7	$427.7
Adjusted EFO YoY	15%	18%	14%	13%	10%	13%	12%	18%	30%
Adjusted EFO Margin*	3.6%	3.7%	3.9%	3.9%	3.8%	3.8%	3.8%	3.9%	4.1%
GAAP Diluted EPS	$4.23	$4.57	$4.87	$5.10	$5.36	$5.77	$5.96	$6.31	$7.15
GAAP Diluted EPS YoY	-9%	1%	10%	19%	27%	26%	22%	24%	33%
Adjusted Diluted EPS*	$5.72	$6.00	$6.19	$6.19	$6.35	$6.84	$7.11	$7.62	$8.49
Adjusted Diluted EPS YoY	11%	14%	14%	12%	11%	14%	15%	23%	34%

Insight.

* See Appendix for reconciliation of non-GAAP measures

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17

Services Financial Metrics

Three Months Ended	Q2-21	Q3-21	Q4-21	Q1-22	Q2-22
Services Revenue	$340	$323	$352	$341	$394
Insight Core Services* Revenue	$197	$201	$216	$215	$226
Agent Services Revenue	$143	$123	$137	$126	$168
Services Revenue YoY	15%	18%	17%	14%	16%
Insight Core Services* YoY	17%	20%	17%	19%	15%
Agent Services YoY	13%	15%	16%	5%	17%
Services Gross Profit	$193	$170	$185	$176	$225
Insight Core Services*	$50	$46	$50	$50	$56
Agent Services	$143	$124	$135	$126	$168
Services Gross Profit YoY	14%	16%	14%	10%	16%
Insight Core Services* YoY	17%	18%	13%	24%	12%
Agent Services YoY	13%	16%	15%	5%	18%
Services Gross Margin	57%	53%	53%	52%	57%
Insight Core Services* Margin	25%	23%	23%	23%	25%
Agent Services Margin	100%	100%	99%	100%	100%

Trailing Twelve Months	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21	Q3-21	Q4-21	Q1-22	Q2-22
Services Revenue	$1,130	$1,161	$1,168	$1,173	$1,217	$1,266	$1,316	$1,357	$1,410
Insight Core Services* Revenue	$710	$725	$712	$702	$730	$763	$794	$828	$857
Agent Services Revenue	$421	$436	$457	$471	$487	$503	$522	$528	$554
Services Revenue YoY	28%	25%	17%	9%	8%	9%	13%	16%	16%
Insight Core Services* YoY	33%	30%	16%	4%	3%	5%	12%	18%	17%
Agent Services YoY	19%	17%	19%	18%	16%	15%	14%	12%	14%
Services Gross Profit	$589	$609	$625	$637	$661	$685	$708	$724	$756
Insight Core Services*	$168	$173	$168	$166	$174	$181	$187	$196	$203
Agent Services	$421	$436	$457	$471	$487	$504	$522	$528	$553
Services Gross Profit YoY	22%	20%	18%	14%	12%	13%	13%	14%	14%
Insight Core Services* YoY	29%	27%	14%	5%	3%	5%	11%	18%	17%
Agent Services YoY	19%	17%	19%	18%	16%	16%	14%	12%	14%
Services Gross Margin	52%	52%	53%	54%	54%	54%	54%	53%	54%
Insight Core Services* Margin	24%	24%	24%	24%	24%	24%	24%	24%	24%
Agent Services Margin	100%	100%	100%	100%	100%	100%	100%	100%	100%

Insight.

* Previously referred to as Insight delivered services

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18

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures*

US Dollars in $000s, except per share data	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
Adjusted Consolidated Earnings from Operations:				
GAAP consolidated EFO	$ 129,556	$ 88,469	$ 209,405	$ 155,493
Amortization of intangible assets	7,904	8,068	15,829	16,109
Other	4,234	1,127	6,017	(5,613)
Adjusted non-GAAP consolidated EFO	$ 141,694	$ 97,664	$ 231,251	$ 165,989
GAAP EFO as a percentage of net sales	4.7 %	4.0 %	3.9%	3.5%
Adjusted non-GAAP EFO as a percentage of net sales	5.2 %	4.4 %	4.3%	3.8%
Adjusted Consolidated Net Earnings:				
GAAP consolidated net earnings	$ 89,184	$ 58,561	$ 145,815	$ 101,729
Amortization of intangible assets	7,904	8,068	15,829	16,109
Amortization of debt discount and issuance costs	—	3,013	—	5,996
Other	4,234	1,127	6,017	(5,613)
Income taxes on non-GAAP adjustments	(3,079)	(3,042)	(5,478)	(3,961)
Adjusted non-GAAP consolidated net earnings	$ 98,243	$ 67,727	162,183	114,260
Adjusted Diluted Earnings Per Share:				
GAAP diluted EPS	$ 2.42	$ 1.58	$ 3.95	$ 2.76
Amortization of intangible assets	0.21	0.21	0.43	0.43
Amortization of debt discount and issuance costs	—	0.08	—	0.16
Other	0.11	0.03	0.16	(0.15)
Income taxes on non-GAAP adjustments	(0.08)	(0.08)	(0.15)	(0.11)
Impact of benefit from note hedge	0.12	0.09	0.21	0.12
Adjusted non-GAAP diluted EPS	$ 2.78	$ 1.91	$ 4.60	$ 3.21
Shares used in diluted EPS calculation	36,821	37,135	36,901	36,917
Impact of benefit from note hedge	(1,539)	(1,660)	(1,608)	(1,349)
Shares used in Adjusted non-GAAP diluted EPS calculation	35,282	35,475	35,293	35,568

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, and (vi) the tax effects of each of these items, as applicable

Insight.

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19

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 20 Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended June 30, US Dollar in $000s 2022 2021 Adjusted North America Earnings from Operations: GAAP EFO from North America segment $ 104,273 $ 64,119 Amortization of intangible assets 7,356 7,440 Other 4,027 878 Adjusted non-GAAP EFO from North America segment $ 115,656 $ 72,437 Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment $ 17,968 $ 19,332 Amortization of intangible assets 430 501 Other 207 240 Adjusted non-GAAP EFO from EMEA segment $ 18,605 $ 20,073 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 7,315 $ 5,018 Amortization of intangible assets 118 127 Other — 9 Adjusted non-GAAP EFO from APAC segment $ 7,433 $ 5,154 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, and (vi) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 21 Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued) * The adjusted non-GAAP consolidated EFO amount used for the Adjusted non-GAAP ROIC calculation excludes amortization of intangible assets. This calculation remains consistent with the metric utilized in management’s compensation plan. ** Assumed tax rate of 26.0%. *** Average of previous five quarters. **** Computed as GAAP consolidated EFO, net of tax of $100,353 and $78,0041 for the twelve months ended June 30, 2022, and 2021, respectively, divided by invested capital. ***** Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital. Twelve Months Ended June 30, US Dollar in $000s 2022 2021 Return on invested capital: GAAP consolidated EFO $ 385,973 $ 300,017 Amortization of intangible assets 31,765 33,522 Other 9,996 (3,566) Adjusted non-GAAP consolidated EFO * 427,734 329,973 Income tax expense** 111,211 85,793 Adjusted non-GAAP consolidated EFO, net of tax $ 316,523 $ 244,180 Average stockholders’ equity*** $ 1,502,453 $ 1,319,534 Average debt*** 631,123 414,685 Average cash*** (114,258) (120,796) Invested Capital 2,019,318 1,613,423 Adjusted non-GAAP ROIC (from GAAP consolidated EFO) **** 14.14% 13.76 % Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO) ***** 15.67% 15.13%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 22 Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued) Three Months Ended June 30, Six Months Ended June 30, US Dollar in $000s 2022 2021 2022 2021 Adjusted Consolidated Selling and Administrative Expenses: GAAP selling and administrative expenses $ 306,001 $ 277,087 $ 603,641 $ 548,277 Less: Other* 9,806 8,068 18,142 16,109 Adjusted non-GAAP selling and administrative expenses $ 296,195 $ 269,019 585,499 532,168 GAAP selling and adminstrative expenses 11.2% 12.4% 11.1% 12.4 % Adjusted non-GAAP selling and administrative expenses 10.8% 12.1% 10.9% 12.0% $ 5,394,227 $ 4,422,569 Adjusted North America Selling and Administrative Expenses: GAAP selling and administrative expenses $ 243,868 $ 213,900 479,088 420,706 Less: Other* 9,258 7,440 17,017 14,857 Adjusted non-GAAP selling and administrative expenses 234,610 206,460 462,071 405,849 GAAP selling and adminstrative expenses 10.9% 12.2% 11.1% 12.3 % Adjusted non-GAAP selling and administrative expenses 10.4% 11.7% 10.7% 11.9% $ 4,311,949 $ 3,414,410 * “Other” includes amortization of intangible assets, certain executive recruitment and hiring related expenses and transformation costs.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 23 Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued) Three Months Ended June 30, Six Months Ended June 30, US Dollar in $000s 2022 2021 2022 2021 Adjusted EMEA Selling and Administrative Expenses: GAAP selling and administrative expenses $ 51,372 $ 53,957 $ 103,698 $ 109,404 Less: Other* 430 501 887 997 Adjusted non-GAAP selling and administrative expenses $ 50,942 $ 53,456 102,811 108,407 GAAP selling and adminstrative expenses 12.0% 12.9% 10.8% 12.2 % Adjusted non-GAAP selling and administrative expenses 11.9% 12.8% 10.7% 12.1% $ 957,764,000 $ 896,210,000 Adjusted APAC Selling and Administrative Expenses: GAAP selling and administrative expenses $ 10,761 $ 9,230 20,855 18,167 Less: Other* 118 127 238 255 Adjusted non-GAAP selling and administrative expenses 10,643 9,103 20,617 17,912 GAAP selling and adminstrative expenses 15.5% 17.6% 16.7% 16.2 % Adjusted non-GAAP selling and administrative expenses 15.3% 17.3% 16.6% 16.0% $ 124,514 $ 111,949 * “Other” includes amortization of intangible assets.

Financial Results by Offering Category

$ in thousands

Consolidated IEI by Offering Category	Q1-20	Q2-20	Q3-20	Q4-20	FY 2020	Q1-21	Q2-21	Q3-21	Q4-21	FY 2021	Q1-22	Q2-22
Hardware	$ 1,311,202	$ 1,184,059	$ 1,173,151	$ 1,399,661	$ 5,068,073	$ 1,315,025	$ 1,350,944	$ 1,592,495	$ 1,631,046	$ 5,889,510	$ 1,673,588	$ 1,731,116
Software	537,114	488,874	488,417	589,677	2,104,082	577,995	538,234	531,744	582,644	2,230,617	636,699	618,126
Total Products	1,848,316	1,672,933	1,661,568	1,989,338	7,172,155	1,893,020	1,889,178	2,124,239	2,213,690	8,120,127	2,310,287	2,349,242
Agent Services	105,524	126,544	107,061	117,617	456,746	119,587	142,955	122,632	136,513	521,687	126,049	168,373
Insight Core Services*	190,211	169,258	167,849	184,360	711,678	180,461	197,368	200,650	215,820	794,299	214,514	225,762
Total Services	295,735	295,802	274,910	301,977	1,168,424	300,048	340,323	323,282	352,333	1,315,986	340,563	394,135
Total Net Sales	$ 2,144,051	$ 1,968,736	$ 1,936,478	$ 2,291,315	$ 8,340,579	$ 2,193,068	$ 2,229,501	$ 2,447,521	$ 2,566,023	$ 9,436,113	$ 2,650,850	$ 2,743,377
Product Cost	$ 1,670,238	$ 1,517,947	$ 1,500,312	$ 1,808,504	$ 6,497,001	$ 1,721,258	$ 1,715,729	$ 1,930,096	$ 2,013,825	$ 7,380,909	$ 2,107,209	$ 2,135,895
Services Cost	148,477	126,399	128,603	140,157	543,636	140,336	147,089	152,880	167,343	607,648	164,780	169,593
Total Cost of Goods Sold	1,818,715	1,644,346	1,628,915	1,948,661	7,040,637	1,861,594	1,862,818	2,082,976	2,181,168	7,988,557	2,271,989	2,305,488
Product Gross Profit	$ 178,078	$ 154,986	$ 161,256	$ 180,834	$ 675,154	$ 171,762	$ 173,449	$ 194,143	$ 199,865	$ 739,219	$ 203,078	$ 213,347
Services Gross Profit	147,258	169,403	146,307	161,820	624,788	159,712	193,234	170,402	184,990	708,338	175,783	224,542
Total Gross Profit	$ 325,336	$ 324,389	$ 307,563	$ 342,654	$ 1,299,942	$ 331,474	$ 366,683	$ 364,545	$ 384,855	$ 1,447,557	$ 378,861	$ 437,889
% of Total Net Sales												
Hardware	61 %	60 %	61 %	61 %	61 %	60 %	61 %	65 %	64 %	62 %	63 %	63 %
Software	25 %	25 %	25 %	26 %	25 %	26 %	24 %	22 %	23 %	24 %	24 %	23 %
Total Products	86 %	85 %	86 %	87 %	86 %	86 %	85 %	87 %	86 %	86 %	87 %	86 %
Agent Services	5 %	6 %	6 %	5 %	5 %	5 %	6 %	5 %	5 %	6 %	5 %	6 %
Insight Core Services*	9 %	9 %	9 %	8 %	9 %	8 %	9 %	8 %	8 %	8 %	8 %	8 %
Total Services	14 %	15 %	14 %	13 %	14 %	14 %	15 %	13 %	14 %	14 %	13 %	14 %
Sales as Agent as a % of Total Services Net Sales												
Agent Services	36 %	43 %	39 %	39 %	39 %	40 %	42 %	38 %	39 %	40 %	37 %	43 %
Insight Core Services*	64 %	57 %	61 %	61 %	61 %	60 %	58 %	62 %	61 %	60 %	63 %	57 %

* Previously referred to as Insight delivered services

Insight.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved.

24

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 25 Appendix - Convertible Senior Notes Insight is required to settle the convertible notes principal/par value in cash with the excess being settled in shares resulting in dilution in GAAP reported Diluted Earnings Per Share (“DEPS”). The DEPS incremental shares for GAAP reporting purposes are not issued at the time of reporting and are a non-GAAP exclusion for the Company (up to the strike price of the warrants of $103.12). The bond hedge effectively raises the potential dilution point of the convertible notes and call spread from $68.32 up to $103.12, as illustrated below: Diluted Earnings Per Share (DEPS) incremental number of shares for various NSIT stock price examples:

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 26 Appendix - Convertible Senior Notes * No automatic redemption trigger, expect convertible notes will remain outstanding for foreseeable future. GAAP diluted earnings per share (DEPS) are for reporting purposes only, no incremental shares were actually issued. ** Principal amount would be settled in cash and only premium above $103.12 would result in actual shares being issued Insight Convertible Senior Notes - $350 Million Relevant NSIT stock prices: • Price at issuance - $51.56 • Conversion ratio price equivalent - $68.32 • Sales price conversion trigger - $88.82 • Bond hedge strike price - $68.32 • Warrants strike price - $103.12 Potential dilution to existing shareholders** Triggered potential additional shares in GAAP DEPS*